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                                                                   Exhibit 10.60

                    PARTIAL ASSIGNMENT OF PURCHASE AGREEMENT
                         AND CONSENT (N375SK/MSN145569)

THIS PARTIAL ASSIGNMENT OF PURCHASE AGREEMENT AND CONSENT (N375SK/MSN145569) (this "Assignment") is dated as of the ___ day of February, 2002, and is among SOLITAIR CORP., a Delaware corporation ("Seller"), as assignor, CHAUTAUQUA AIRLINES, INC., a New York corporation ("Buyer"), as assignee, and EMPRESA BRASILEIRA DE AERONAUTICA S.A., a Brazilian corporation ("Embraer"), as consenting party.

                              W I T N E S S E T H:

      WHEREAS, pursuant to that certain Purchase Agreement No.GCT-025/98 (the "Embraer Purchase Agreement") between Seller and Embraer, Embraer has agreed to sell to Seller, among other things, an Embraer model EMB-145 model EMB-135 KL aircraft, Embraer's serial number 145569 and United States Registration Number N375SK (the "Aircraft") and two (2) Allison AE3007A1/3 engines (serial numbers CAE312062 and CAE312065) (the "Aircraft"); and

      WHEREAS, Seller wishes to assign to Buyer and Buyer is willing to accept the assignment of, Seller's right under the Embraer Purchase Agreement to take title to and to accept the Aircraft; and

      WHEREAS, Seller and Buyer wish to accomplish such assignment pursuant to the terms and conditions of this Assignment, and Embraer wishes to consent to such assignments.

      NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth herein and for other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Seller and Buyer hereby agree (and Embraer consents) as follows:

      1. Seller hereby assigns and transfers to Buyer and Buyer hereby accepts such assignment and transfer of, (a) Seller's right, upon valid tender by the Manufacturer, to accept and take title to the Aircraft; and (b) the following warranties and indemnities to the extent that they relate to the Aircraft: the remaining warranties set forth in Articles 12, 13, 14, 15 of the Embraer Purchase Agreement and Attachments B and C of the Purchase Agreement ("Assigned Warranties").

      2. In accordance with the Purchase Agreement, Seller's assignment herein is subject to the following conditions:


                                                                               1
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            (a) Buyer is not and will not be owned, effectively controlled or managed by any airframe manufacturer which competes with Embraer in the thirty-seven (37) to seventy (70) seat turbo jet market; and

            (b) In the event Buyer subsequently transfers the Aircraft and/or any of Buyer's remaining rights to the Assigned Warranties with respect to the Aircraft, to any other entity, Buyer agrees to notify Embraer of the identity of such entity at least thirty (30) calendar days prior to such transaction (provided that if Buyer fails to notify Embraer within this time, Buyer may not assign its remaining rights without Embraer's consent, which shall not be unreasonably withheld) and provide Embraer with prior written notice of any events under such agreement that would cause any rights thereby assigned to revert to Buyer under such agreement; provided, however, that, pursuant to the Embraer Purchase Agreement, Buyer shall not transfer the Aircraft to an entity which is owned, effectively controlled or managed by any airframe manufacturer which competes with Embraer in the thirty-seven (37) to seventy (70) seat turbo jet market.

      3. Embraer hereby consents to the foregoing assignment by Seller to Buyer under and pursuant to the terms and conditions of this Assignment.

      4. Buyer confirms, for Embraer's benefit, that in exercising any rights under the Embraer Purchase Agreement or in making any claim with respect to the Aircraft or other goods and services delivered or to be delivered pursuant to the Embraer Purchase Agreement, the terms and conditions of the Embraer Purchase Agreement shall apply to and bind Buyer (and any assignee of Buyer) to the same extent as Seller.

      5. Except as stated herein, nothing contained herein shall subject Embraer to any liability to which it would not otherwise be subject under the Embraer Purchase Agreement or modify in any respect the rights of Embraer thereunder.

      6. This Assignment (and the acknowledgement and consent to be signed by Embraer) may be executed in separate counterparts, each of which when so executed and delivered shall be an original and all such counterparts shall together constitute one and the same instrument.


                                                                               2
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      7.    This Assignment shall be governed by and construed in accordance with the laws of the State of New York without reference to any choice of law rules thereof that would result in a choice of law other than that of New York.

                                    SIGNATURE PAGE FOLLOWS


                                                                               3
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      IN WITNESS WHEREOF, Seller, Buyer and Embraer have caused this Partial
Assignment of Purchase Agreement and Consent (N375SK/MSN145569) to be duly executed as of the date and year first above written.

                    SOLITAIR CORP., a Delaware corporation

                    BY:
                        -------------------------------------------------------

                    NAME:
                          -----------------------------------------------------

                    TITLE:
                           ----------------------------------------------------


                    CHAUTAUQUA AIRLINES, INC., a New York corporation

                    By:
                        -------------------------------------------------------

                    Name:
                          -----------------------------------------------------

                    Title:
                           ----------------------------------------------------


                    CONSENTED TO BY EMPRESA BRASILEIRA DE AERONAUTICA S.A., a Brazilian corporation

                    By:
                        -------------------------------------------------------

                    Name:
                          -----------------------------------------------------

                    Title:
                           ----------------------------------------------------

                    By:
                        -------------------------------------------------------

                    Name:
                          -----------------------------------------------------

                    Title:
                          -----------------------------------------------------

NOTE TO EXHIBIT 10.60

The three additional Partial Assignments of Purchase Agreements and Consents are substantially identical in all material respects to the filed Partial Assignment of Purchase Agreement and Consent except as follows:


------------------------------------- ----------------------------------- -----------------------------------
            TAIL NUMBER                          CLOSING DATE                     OWNER-PARTICIPANT

------------------------------------- ----------------------------------- -----------------------------------
              N372SK                           December, 2001                         Embraer
------------------------------------- ----------------------------------- -----------------------------------
              N373SK                           December, 2001                         Embraer
------------------------------------- ----------------------------------- -----------------------------------
              N374SK                           December, 2001                         Embraer
------------------------------------- ----------------------------------- -----------------------------------

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